UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2025
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GENERAL MOTORS COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center,	Detroit,	Michigan	48265	-3000
(Address of principal executive offices)			(Zip Code)

(313) 667-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01 Regulation FD Disclosure

On May 1, 2025, General Motors Company (the "Company") updated its 2025 full-year earnings guidance as follows:

	Updated 2025 Guidance	Previous 2025 Guidance
Net income attributable to stockholders	$8.2 billion - $10.1 billion	$11.2 billion - $12.5 billion
EBIT-adjusted	$10.0 billion - $12.5 billion	$13.7 billion - $15.7 billion
Automotive operating cash flow	$17.3 billion - $20.8 billion	$21.0 billion - $24.0 billion
Adjusted automotive free cash flow	$7.5 billion - $10.0 billion	$11.0 billion - $13.0 billion
EPS-diluted	$8.82 - $10.57	$11.00 - $12.00
EPS-diluted-adjusted	$8.25 - $10.00	$11.00 - $12.00

The updated guidance includes an estimated tariff-related impact of $4.0 billion to $5.0 billion based on the current regulatory and policy environment.

The Company continues to anticipate 2025 full-year capital spending (inclusive of investments in its battery cell manufacturing joint ventures) to be $10.0 billion to $11.0 billion.

See below for reconciliations of non-GAAP measures to their most directly comparable GAAP measures.

Additionally, on May 1, 2025, Mary T. Barra, Chair and Chief Executive Officer of the Company, and Paul Jacobson, Executive Vice President and Chief Financial Officer of the Company, will host a conference call at 8:30 a.m. ET with the investment community to discuss the Company’s first quarter results and its updated guidance provided herein. Conference call details are included below:

•1-800-857-9821 (U.S.)
•1-517-308-9481 (international/caller-paid)
•Conference call passcode: General Motors

An audio replay will be available on the GM Investor Relations website in the Events section.

Charts furnished to securities analysts in connection with the Company’s 2025 first quarter consolidated earnings release are available on the Company’s website at www.gm.com/investors/earnings-releases.html.

Non-GAAP Reconciliations:

The following table reconciles expected Net income attributable to stockholders to expected EBIT-adjusted (dollars in billions):

Year Ending December 31, 2025
Net income attributable to stockholders	$ 8.2-10.1
Income tax expense	1.8-2.4
Automotive interest income, net	(0.0)
Adjustments(a)	0.0
EBIT-adjusted	$ 10.0-12.5
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(a)Refer to our current report on Form 8-K filed on April 29, 2025 for the reconciliation of Net income attributable to stockholders to EBIT-adjusted and segment profit (loss) and for adjustment details for the three months ended March 31, 2025. These expected financial results do not include the potential impact of future adjustments related to special items.

The following table reconciles expected EPS-diluted to expected EPS-diluted-adjusted:

Year Ending December 31, 2025
Diluted earnings per common share	$ 8.82-10.57
Adjustments(a)	(0.57)
EPS-diluted-adjusted	$ 8.25-10.00
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(a)Refer to our current report on Form 8-K filed on April 29, 2025 for the reconciliation of diluted earnings per common share to EPS-diluted-adjusted and for adjustment details for the three months ended March 31, 2025. These expected financial results do not include the potential impact of future adjustments related to special items.

The following table reconciles expected automotive net cash provided by operating activities to expected adjusted automotive free cash flow (dollars in billions):

Year Ending December 31, 2025
Net automotive cash provided by operating activities	$ 17.3-20.8
Less: Capital expenditures	10.0-11.0
Adjustments	0.2
Adjusted automotive free cash flow(a)	$ 7.5-10.0
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(a)These expected financial results do not include the potential impact of future adjustments related to special items.

Cautionary Note on Forward-Looking Statements:

This 8-K, the document incorporated herein by reference, and related comments by management, may include “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements represent our current judgment about possible future events and are often identified by words like “aim,” “anticipate,” “appears,” “approximately,” “believe,” “continue,” “could,” “designed,” “effect,” “estimate,” “evaluate,” “expect,” “forecast,” “goal,” “initiative,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,” “priorities,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” or the negative of any of those words or similar expressions. In making these statements, we rely on assumptions and analysis based on our experience and perception of historical trends, current conditions and expected future developments as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any future events or financial results, and our actual results may differ materially due to a variety of important factors, many of which are beyond our control. These factors, which may be revised or supplemented in subsequent reports we file with the SEC, include, among others, the following: (1) our ability to deliver new products, services, technologies and customer experiences in response to increased competition and changing consumer needs and preferences; (2) our ability to attract and retain talented and highly skilled employees; (3) our ability to timely fund and introduce new and improved vehicle models, including EVs, that are able to attract a sufficient number of consumers; (4) our ability to profitably deliver a strategic portfolio of EVs; (5) adoptions of EVs by consumers; (6) the success of our current line of ICE vehicles, particularly our full-size SUVs and full-size pickup trucks; (7) our highly competitive industry, which has been historically characterized by excess manufacturing capacity and the use of incentives, and the introduction of new and improved vehicle models by our competitors; (8) the unique technological, operational, regulatory and competitive risks related to our refocused AV strategy on personal vehicles; (9) risks associated with climate change, including increased regulation of GHG emissions, our transition to EVs and the potential increased impacts of severe weather events; (10) global automobile market sales volume, which can be volatile; (11) inflationary pressures and persistently high prices and uncertain availability of raw materials and commodities used by us and our suppliers, and instability in logistics and related costs; (12) our business in China, which is subject to unique operational, competitive, regulatory and economic risks; (13) the success of our ongoing strategic business relationships, particularly with respect to facilitating access to raw materials necessary for the production of EVs, and of our joint ventures, which we cannot operate solely for our benefit and over which we may have limited control; (14) the international scale and footprint of our operations, which expose us to a variety of unique political, economic, competitive and regulatory risks, including the risk of changes in government leadership and laws (including labor, trade, tax and other laws), political uncertainty or instability and economic tensions between governments and changes in international trade policies, new barriers to entry and changes to or withdrawals from free trade agreements, introduction of new or changes to announced tariffs directly and indirectly applicable to our industry, changes in foreign exchange rates and interest rates, economic downturns in the countries in which we operate, differing local product preferences and product requirements, changes to and compliance with

U.S. and foreign countries' export controls and economic sanctions, differing labor regulations, requirements and union relationships, differing dealer and franchise regulations and relationships, difficulties in obtaining financing in foreign countries, and public health crises, including the occurrence of a contagious disease or illness; (15) any significant disruption, including any work stoppages, at any of our manufacturing facilities; (16) the ability of our suppliers to deliver parts, systems and components without disruption and at such times to allow us to meet production schedules; (17) pandemics, epidemics, disease outbreaks and other public health crises; (18) the possibility that competitors may independently develop products and services similar to ours, or that our intellectual property rights are not sufficient to prevent competitors from developing or selling those products or services; (19) our ability to manage risks related to security breaches, cyberattacks and other disruptions to our information technology systems and networked products, including connected vehicles; (20) our ability to manage security breaches and other disruptions to our in-vehicle systems; (21) our ability to comply with increasingly complex, restrictive and punitive regulations relating to our enterprise data practices, including the collection, use, sharing and security of the personal information of our customers, employees or suppliers; (22) our ability to comply with extensive laws, regulations and policies applicable to our operations and products, including those relating to fuel economy, emissions and AVs; (23) costs and risks associated with litigation and government investigations; (24) the costs and effect on our reputation of product safety recalls and alleged defects in products and services; (25) any additional tax expense or exposure or failure to fully realize available tax incentives; (26) our continued ability to develop captive financing capability through GM Financial; and (27) any significant increase in our pension funding requirements. For a further discussion of these and other risks and uncertainties, refer to our Annual Report on Form 10-K for the year ended December 31, 2024 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, as updated by our subsequent filings with the SEC. We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors, except where we are expressly required to do so by law.

The information furnished pursuant to this Item 7.01 of Current Report on Form 8-K shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits

EXHIBIT

Exhibit	Description

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
	By:	/s/ CHRISTOPHER T. HATTO
Date: May 1, 2025		Christopher T. Hatto, Vice President, Global Business Solutions and Chief Accounting Officer